Exhibit 99.1

CREATEAPP MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

(nine months ended September 30, 2021 and 2020)

The following discussion and analysis of CreateApp’s financial condition and results of operations should be read in conjunction with the financial statements and related notes thereto attached to this amended Current Report on Form 8-K/A as Exhibit 99.2. This discussion contains forward-looking statements that reflect CreateApp’s plans, estimates and beliefs that involve risks and uncertainties. All statements other than statements of historical fact contained in this document are forward-looking statements. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management. Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as “believes,” expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause CreateApp’s or its industry’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained in this discussion are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs, or current expectations.

Among the important factors that could cause actual results to differ materially from those indicated by forward-looking statements are the risks and uncertainties described under “Risk Factors” sections in the Closing 8-K, CreateApp’s actual results may differ materially from those anticipated in these forward-looking.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this discussion are made as of the date of this discussion and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events, or otherwise.

Use of Terms

Except as otherwise indicated by the context and for the purposes of this report only, references in this report to:

●	“CreateApp”, “Applogiq,” “we,” “us,” or “our,” are to the business of CreateApp (a carve-out of certain operations of Logiq, Inc.), also known as Applogiq;

●	“SEC” are to the Securities and Exchange Commission;

●	“U.S. dollars,” “dollars” and “$” are to the legal currency of the United States.

Overview

We offer solutions that help small-to-medium-sized businesses (“SMBs”) to provide access to and reduce transaction friction of e-commerce for their clients globally. Our solutions are provided through or core platform, “Applogiq” (operated as CreateApp (https://www.createapp.com/)), which allows SMBs to establish their point-of-presence on the web.

The CreateApp platform enables SMBs to create a mobile app for their business without the need of technical knowledge, high investment, or background in IT by utilizing “CreateApp,” which is a platform that is offered as a Platform as a Service (“PaaS”) to our customers.

We provide our PaaS to SMBs in a wide variety of industry sectors. We believe that SMBs can increase their sales, reach more customers, and promote their products and services using our affordable and cost-effective solutions. We recognize revenue on a pay to use subscription basis when our customers use our PaaS platform to create mobile apps for their business.

COVID-19 Effect

Due to the unprecedented effect and related impact of COVID-19 pandemic, CreateApp has experienced a push back from its resellers and white label distributors since April 2020, for its Platform as a Service pay-to-use subscription basis. CreateApp is expecting an uncertain outlook in its service revenues, as its operations in South East Asia are currently being disrupted by the continuing impact of COVID-19 pandemic. In particular, our Paylogiq/Gologiq associate revenues have been reduced as offices and compulsory lock down protocols are being implemented, which are expected to be in force until the majority of the populous have been vaccinated through to the end of calendar year 2021.

Components of Results of Operations

Revenue (Service)

Our AppLogiq PaaS, operated as CreateApp, provides the infrastructure allowing users to develop their own applications and IT services, which users can access anywhere via a smart mobile phone, web or desktop browser. We recognize revenue on a pay-to-use subscription basis when our customers use our platform. For the territories licensed to our distributors and on a white label basis, we derive royalty income from the end user’s use of our platform on a white label basis.

We maintain the PaaS software platform at our own cost. Any enhancements and minor customization for our resellers/distributors are not separately billed. Major new proprietary features are billed to the customer separately as development income while re-usable features are added to the features available to all customers on subsequent releases of our platform.

Cost of Revenue (Service)

Cost of revenue primarily consists of fees from cloud-based hosting services.

Operating Expenses

Our operating expenses consist of general and administrative, depreciation and amortization, and research and development expenses. Salaries and personnel-related costs, benefits, are the most significant components of each category of operating expenses.

General and Administrative – General and administrative expense consists primarily of employee compensation and related expenses for administrative functions including finance, legal, human resources and fees for third-party professional services, as well as allocated overhead. We expect our general and administrative expense to increase in absolute dollars as we continue to invest in growing the business.

Depreciation and amortization – Depreciation and amortization expense for our CreateApp software platform.

Research and Development – Research and development expense consists of third party contracted expense related to our website, e-commerce, and mobile app platforms. We expect our research and development expenses to increase in absolute dollars as we continue to invest in new and existing products and services.

Provision for Income Taxes

No provision for income taxes is made for CreateApp as we have operating losses.

Results of Operation

Results of Operations for the nine months ended September 30, 2021 and 2020

The following sets forth selected items from our statement of operations and the percentages that such items bear to net sales for the nine months ended September 30, 2021 and 2020.

	Nine Months Ended		Nine Months Ended
	September 30, 2021		September 30, 2020
Revenue (service)	$8,134,352	100.0%	$20,645,584	100.0%
Cost of revenues (service)	5,595,014	68.8	17,513,193	84.8
Gross profit	2,539,338	31.2	3,132,391	15.2

Depreciation and Amortization	93,850	1.2	82,250	0.4
General and administrative	747,043	9.2	541,134	2.6
Sales and Marketing	122,300	1.5	459,000	2.2
Research and development	3,449,720	42.4	3,498,500	16.9
Total operating expenses	4,421,913	54.3	4,580,884	22.2
(Loss) from operations before tax	(1,873,575)	(23.0)	(1,448,493)	(7.0)
Income tax (expense)	-	-	-	-
Net (loss)	(1,873,575)	(23.0)	(1,448,493)	(7.0)

Revenue (Service)

CreateApp revenues were $8,134,352 and $20,645,584 for the nine months ended September 30, 2021 and 2020, respectively. Revenues for the nine months ended September 30, 2021 fell as a result of the adverse effect of COVID-19 and a strategic shift away from bulk white label distributors to direct marketing end users.

Cost of Revenue (Service)

CreateApp Cost of revenues were $5,595,014 and $17,513,193 for the nine months ended September 30, 2021 and 2020, respectively. Cost of revenues reduced as a result of the reduction in our revenues.

Gross Profit

CreateApp Gross Profits were $2,539,338 and $3,132,391 for the nine months ended September 30, 2021 and 2020, respectively. Gross Profits for the nine months ended September 30, 2021 fell as a result of the adverse effect of COVID-19 post March 2020 and a change in strategic focus from bulk white label distributors to direct marketing end users.

General and Administrative (G&A)

CreateApp G&A expenses were $747,043 and $541,134 for the nine months ended September 30, 2021 and 2020, respectively. G&A expenses increased as a result of expansion of our service team for CreateApp, and related supervisory costs of Paylogiq and Gologiq.

Retainers including stock compensation was $24,440 and $nil for the nine months ended September 30, 2021 and 2020, respectively.  Retainers increased as a result of the expansion of our service team for CreateApp, and related supervisory costs of Paylogiq and Gologiq.

Sales and Marketing (S&M)

CreateApp S&M expense was $122,300 and $459,000 for the nine months ended September 30, 2021 and 2020, respectively. Our S&M expenses declined as a result of the reduction in our revenues post March 2020 due to COVID-19.

Research and Development (R&D)

CreateApp Research and Development expense was $3,449,720 and $3,498,500 for nine months ended September 30, 2021 and 2020, respectively. CreateApp deferred some of the continued development, due to COVID-19, of its system support knowledge base, integrated various functionality and data of the AtoZGo (aka Gologiq) delivery service and the AtoZPay (aka Paylogiq) payment facility and other internal systems in the nine months ended September 30, 2021. In addition, we developed a data mining and analytics dashboard for the AtoZGo delivery service.

(Loss) from Operations

CreateApp posted a loss from operations of $(1,873,575) and $(1,448,493) for the nine months ended September 30, 2021 and 2020, respectively. Loss from Operations decreased as a result of reduced R&D spend, stock based compensation and related legal and professional costs of Paylogiq incurred in the nine months ended September 30, 2020.

Liquidity and Capital Resources

As of September 30, 2021, CreateApp had working capital of $1,400,833. During the nine month period ended September 30, 2021, our primary sources of capital came from (i) cash flows from our operations, predominantly from providing services under our AppLogiq platform, and (ii) existing cash.

Although there are signs that COVID-19 may begin to taper off, COVID-19 still has an impact on worldwide economic activity, and the ongoing effects of the COVID-19 pandemic has adversely impacted, and may continue to adversely impact, many aspects of our business. In response to the COVID-19 pandemic, many state, local, and foreign governments have put in place restrictions in order to control the spread of the disease. Such restrictions, or the perception that further restrictions could occur, have resulted in business closures, work stoppages, slowdowns and delays, work-from-home policies, travel restrictions, and cancellation or postponement of events, among other effects that impacted productivity and disrupted our operations and those of our partners, suppliers, contractors, vendors, and customers.

One way that COVID-19 has directly affected our operations is that some of the Company’s resellers and white label distributors located in South East Asia have been impacted by the COVID-19 pandemic. In particular, Paylogiq/Gologiq associate revenues have been reduced as offices and compulsory lock down protocols are still being implemented in these regions, and the Company’s management expects that such measures will be in force until the majority of the populous have been vaccinated through to the end of calendar year 2021.

During the pandemic, as state, local, and foreign governments implemented (and may continue to implement) preventative measures to contain or mitigate the outbreak of COVID-19, the usage of our products and services fluctuated, and we cannot predict how usage levels will continue to be impacted by these preventative measures. There is no assurance that customers will continue to use our products and services, or to the same extent, as the COVID-19 pandemic begins to taper off or when it has ended. As a result, it has been difficult to accurately forecast our revenues or financial results, especially given that the near and long term impact of the pandemic remains uncertain. In addition, while the potential impact and duration of the COVID-19 pandemic on the economy and our business in particular may be difficult to assess or predict, the pandemic has resulted in, and may continue to result in, significant disruption of global financial markets, and may reduce our ability to access additional capital, which could negatively affect our liquidity in the future. Our results of operations could be materially below our forecasts as well, which could adversely affect our results of operations, disappoint analysts and investors, or cause our stock price to decline.

Furthermore, a decrease in the usage of our products and services in a given period could negatively affect our revenues in future periods. The COVID-19 pandemic may also have the effect of heightening many of the other risks described in the “Risk Factors” section of the Closing 8-K. We may take further actions that alter our operations as may be required by federal, state, or local authorities, or which we determine are in our best interests. While much of our operations can be performed remotely, certain activities require personnel to be on-site, and our ability to carry out these activities have been, and may continue to be negatively impacted if our employees or local personnel are not able to travel. In addition, for activities that may be conducted remotely, there is no guarantee that we will be as effective while working remotely because our team is dispersed and many employees and their families have been negatively affected, mentally or physically, by the COVID-19 pandemic. Decreased effectiveness and availability of our team could harm our business. In addition, we may decide to postpone or cancel planned investments in our business in response to changes in our business as a result of the spread of COVID-19, which may impact our ability to attract and retain customers and our rate of innovation, either of which could harm our business.

We do not yet know the full extent of potential delays or impacts on our business, operations, or the global economy as a whole. While there have recently been vaccines developed and administered, and certain government orders and restrictions in particular cities, counties, and states have been lifted as the spread of COVID-19 starts to get contained and mitigated, we cannot predict the timing of the vaccine roll-out globally or the efficacy of such vaccines, and we do not yet know how businesses, customers, contractors, vendors, distributors, or our partners will operate in a post COVID-19 environment, especially if additional or supplemental governmental orders, limitations, and restrictions are reinstated. There may be additional costs or impacts to our business and operations, including when we are able to resume in-person activities, travel, and events. In addition, there is no guarantee that a future outbreak of this or any other widespread epidemics will not occur, or that the global economy will recover, either of which could harm our business.

Although our growth during the nine months period ended September 30, 2021 and the prior year slowed due to the effects of COVID-19, we were able to mitigate the effects, to some degree, of the reduced revenue attributable to the economic impact of COVID-19 as a result of a shift of targeting high margin end customer segment compared to low margin high volume white label resellers, and implementing cost containment measures.

Our sources of liquidity and cash flows are used to fund ongoing operations, research and development projects for new products and technologies, and provide ongoing support services for our customers. Over the next two fiscal years, we anticipate that we will use our liquidity and cash flows from our operations to fund our growth, particularly to grow our data sales. In addition, as part of our business strategy, we occasionally evaluate potential acquisitions of businesses, products and technologies, and minority equity investments. Accordingly, a portion of our available cash may be used at any time for the acquisition of complementary products or businesses or minority equity investments. Such potential transactions may require substantial capital resources, which may require us to seek additional debt or equity financing. We cannot assure you that we will be able to successfully identify suitable acquisition or investment candidates, complete acquisitions or investments, integrate acquired businesses into our current operations, or expand into new markets. Furthermore, we cannot provide assurances that additional financing will be available to us in any required time frame and on commercially reasonable terms, if at all.

As of September 30, 2021, we had no committed capital expenditures. Our capex & R&D plans are dependent on the availability of working capital, and are able to be scaled back as required without penalty.

We know of no material trends in our capital resources, aside from the funds we expect will need to be raised in future offerings. We have focused our resources behind a plan to grow our data sales, where we have a technology advantage and higher margins. If we are successful in implementing our plan, we expect to achieve a positive cash flow from operations. However, there is no assurance that we will be able to achieve this objective.

We know of no trends or demands reasonably likely to affect liquidity other than those listed under the section titled, “Risk Factors” in the Closing 8-K.

Known Trends or Uncertainties

We have seen some consolidation in the mobile applications industry during economic downturns. These consolidations have not had a negative effect on our total sales; however, should consolidations and downsizing in the industry continue to occur, those events could adversely impact our revenues and earnings going forward.

We believe that the need for improved productivity in the research and development activities directed toward developing new and enhanced PaaS applications will continue to result in SMBs utilizing our products and services. New product developments could result in increased revenues and earnings if they are accepted by our markets; however, there can be no assurances that new products will result in significant improvements to revenues or earnings. For competitive reasons, we do not disclose all of our new product development activities.

The potential for growth in new markets is uncertain. We will continue to explore these opportunities until such time as we either generate sales or determine that resources would be more efficiently used elsewhere.

Inflation

We have not been affected materially by inflation during the periods presented, and no material effect is expected in the near future.

Contractual Obligations and Commitments

We had no material contractual obligations as of September 30, 2021.

Critical Accounting Policies

For a description of our critical accounting policies, see Note 2 – “Summary of Significant Accounting Policies” of Notes to Financial Statements included elsewhere in this amended Current Report on Form 8-K/A as Exhibit 99.2 for more information.

Recently Issued or Newly Adopted Accounting Standards

For a description of our critical accounting policies, see Note 2 – “Summary of Significant Accounting Policies” of Notes to Financial Statements included elsewhere in this amended Current Report on Form 8-K/A as Exhibit 99.2 for more information.

Off-Balance Sheet Arrangements

CreateApp has no off-balance sheet arrangements.

CREATEAPP MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

(YEARS ended DECEMBER 31, 2020 and 2019)

The following discussion and analysis of CreateApp’s financial condition and results of operations should be read in conjunction with the financial statements and related notes thereto attached to this amended Current Report on Form 8-K/A as Exhibit 99.2. This discussion contains forward-looking statements that reflect CreateApp’s plans, estimates and beliefs that involve risks and uncertainties. All statements other than statements of historical fact contained in this document are forward-looking statements. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management. Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as “believes,” expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause CreateApp’s or its industry’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained in this discussion are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs, or current expectations.

Among the important factors that could cause actual results to differ materially from those indicated by forward-looking statements are the risks and uncertainties described under “Risk Factors” sections in the Closing 8-K, CreateApp’s actual results may differ materially from those anticipated in these forward-looking.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this discussion are made as of the date of this discussion and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events, or otherwise.

Use of Terms

Except as otherwise indicated by the context and for the purposes of this report only, references in this report to:

●	“CreateApp”, “Applogiq,” “we,” “us,” or “our,” are to the business of CreateApp (a carve-out of certain operations of Logiq, Inc.), also known as Applogiq;

●	“SEC” are to the Securities and Exchange Commission;

●	“U.S. dollars,” “dollars” and “$” are to the legal currency of the United States.

Overview

We offer solutions that help small-to-medium-sized businesses (“SMBs”) to provide access to and reduce transaction friction of e-commerce for their clients globally. Our solutions are provided through or core platform, “Applogiq” (operated as CreateApp (https://www.createapp.com/)), which allows SMBs to establish their point-of-presence on the web.

The CreateApp platform enables SMBs to create a mobile app for their business without the need of technical knowledge, high investment, or background in IT by utilizing “CreateApp,” which is a platform that is offered as a Platform as a Service (“PaaS”) to our customers.

We provide our PaaS to SMBs in a wide variety of industry sectors. We believe that SMBs can increase their sales, reach more customers, and promote their products and services using our affordable and cost-effective solutions. We recognize revenue on a pay to use subscription basis when our customers use our PaaS platform to create mobile apps for their business.

COVID-19 Effect

Due to the unprecedented effect and related impact of COVID-19 pandemic, CreateApp has experienced a push back from its resellers and white label distributors since April 2020, for its Platform as a Service pay-to-use subscription basis. CreateApp is expecting an uncertain outlook in its service revenues, as its operations in South East Asia are currently being disrupted by the continuing impact of COVID-19 pandemic. In particular, our Paylogiq/Gologiq associate revenues have been reduced as offices and compulsory lock down protocols are being implemented, which are expected to be in force until the majority of the populous have been vaccinated through to the end of calendar year 2021.

Components of Results of Operations

Revenue (Service)

Our AppLogiq Platform as a Service (“PaaS”) provides the infrastructure allowing users to develop their own applications and IT services, which users can access anywhere via a smart mobile phone, web or desktop browser. We recognize revenue on a pay-to-use subscription basis when our customers use our platform. For the territories licensed to our distributors and on a white label basis, we derive royalty income from the end user’s use of our platform on a white label basis.

We maintain the PaaS software platform at our own cost. Any enhancements and minor customization for our resellers/distributors are not separately billed. Major new proprietary features are billed to the customer separately as development income while re-usable features are added to the features available to all customers on subsequent releases of our platform.

Cost of Revenue (Service)

Cost of revenue primarily consists of fees from cloud-based hosting services and personnel costs. Personnel costs consist of remuneration, bonuses, benefits, and stock-based compensation expenses. Allocated overhead costs consist of certain facilities and utility costs. We expect cost of revenue to increase in absolute dollars, as product revenue increases.

Operating Expenses

Our operating expenses consist of general and administrative, depreciation and amortization, and research and development expenses. Salaries and personnel-related costs, benefits, and stock-based compensation expense, are the most significant components of each category of operating expenses. Operating expenses also include allocated overhead costs for facilities and utility costs.

General and Administrative – General and administrative expense consists primarily of employee compensation and related expenses for administrative functions including finance, legal, human resources and fees for third-party professional services, as well as allocated overhead. We expect our general and administrative expense to increase in absolute dollars as we continue to invest in growing the business.

Depreciation and amortization – Depreciation and amortization expense consists primarily of amortization of development costs and trademark for our CreateApp PaaS platform.

Research and Development – Research and development expense consists primarily of third party vendor costs relating to the development of our website, e-commerce, and mobile app platforms. We expect our research and development expenses to increase in absolute dollars as we continue to invest in new and existing products and services.

Provision for Income Taxes

No provision for income taxes is made for CreateApp as we have operating losses.

Results of Operations for the years ended December 31, 2020 and 2019

The following sets forth selected items from our statement of operations and the percentages that such items bear to net sales for the fiscal years ended December 31, 2020 and 2019 (because of rounding, numbers may not foot).

	Fiscal Years Ended
	December 31, 2020		December 31, 2019
Revenue (service)	$22,758,572	100.0%	$34,648,621	100.0%
Cost of revenues (service)	19,094,090	83.9	28,411,869	82.0
Gross profit	3,664,482	16.1	6,236,752	18.0

Depreciation and Amortization	113,533	0.5	101,933	0.3
General and administrative	924,357	4.1	1,215,621	3.5
Sales and Marketing	1,016,625	4.5	389,610	1.1
Research and development	5,953,913	26.2	6,412,998	18.5
Total operating expenses	8,008,428	35.2	8,120,162	23.4
(Loss) from operations	(4,343,946)	(19.1)	(1,883,410)	(5.4)

Other (Expenses)/Income	-	-	-	-

Net (loss) before income tax	(4,343,946)	(19.1)	(1,883,410)	(5.4)
Income tax (expense)	-	-	-	-
Net (loss)	$(4,343,946)	(19.1)	$(1,883,410)	(5.4)

Revenue (Service)

CreateApp revenues were $22,758,572 and $34,648,621 for the twelve months ended December 31, 2020 and 2019, respectively. CreateApp revenues decreased by 34% in 2020 compared to 2019 due to a loss of customers as a result of adverse effects of the on-set of COVID-19 and from a strategic shift away from bulk white label APP resellers and towards higher margin direct marketing customers.

Cost of Revenue (Service)

CreateApp Cost of revenue was down 32.8% to $19,094,090 from $28,411,869 for the twelve months ended December 31, 2020 and 2019, respectively, in line with the drop in revenues.

Gross Profit

CreateApp Gross Profit was $3,664,482 and $6,236,752 for the twelve months ended December 31, 2020 and 2019, respectively. Gross Profit % was 16.1% and 18.0% for the twelve months ended December 31, 2020 and 2019, respectively, with the decrease resulting from the provision of complimentary services during COVID-19 to retain customers.

General and Administrative (G&A)

CreateApp G&A expense was $924,357 and $1,215,621 for the twelve months ended December 31, 2020 and 2019, respectively. Included in G&A were Retainers-Stock compensation of $0 and $287,875 for the twelve months ended December 31, 2020 and 2019, respectively.

Legal & professional fees was $160,584 and $230,001 for the twelve months ended December 31, 2020 and 2019, respectively.

Sales and Marketing (S&M)

CreateApp S&M expense was $1,016,625 and $389,610 for the twelve months ended December 31, 2020 and 2019, respectively, with the increase resulting from our engagement in market awareness campaigns.

Research and Development (R&D)

CreateApp Research and Development expense was $5,953,913 and $6,412,998 for the twelve months ended December 31, 2020 and 2019, respectively. The reduction in FY 2020 was due to a deferral (as a result of the onset of COVID-19 in March 2020) of our continuing development of CreateApp’s system support knowledge base, integrated various functionality and data of the AtoZGo (aka Gologiq) delivery service and the AtoZPay (aka Paylogiq) payment facility and other internal systems.

The lower expense also reflects a decrease in spending on speculative features for lower margin accounts serviced through white-label distributors, the contracts of which have subsequently been terminated.

(Loss) from Operations

CreateApp posted a loss from operations of $(4,343,946) and $(1,883,410) for the twelve months ended December 31, 2020 and 2019, respectively. The loss increased as a result of loss of customers as a result of adverse effects of the on-set of COVID-19 in March 2020 and the provision of complimentary services in order to retain existing customers to end December 2020.

Liquidity and Capital Resources

As of December 31, 2020, CreateApp had working capital of $7,658,194. During the year ended December 31, 2020, our primary sources of capital came from (i) cash flows from our operations, and (ii) existing cash.

Our sources of liquidity and cash flows are used to fund ongoing operations, research and development projects for new products and technologies, and provide ongoing support services for our customers. Over the next two fiscal years, we anticipate that we will use our liquidity and cash flows from our operations to fund our growth, particularly to grow our data sales. In addition, as part of our business strategy, we occasionally evaluate potential acquisitions of businesses, products and technologies, and minority equity investments. Accordingly, a portion of our available cash may be used at any time for the acquisition of complementary products or businesses or minority equity investments. Such potential transactions may require substantial capital resources, which may require us to seek additional debt or equity financing. We cannot assure you that we will be able to successfully identify suitable acquisition or investment candidates, complete acquisitions or investments, integrate acquired businesses into our current operations, or expand into new markets. Furthermore, we cannot provide assurances that additional financing will be available to us in any required time frame and on commercially reasonable terms, if at all.

As of December 31, 2020, we had no material commitments for capital expenditures. Our capex & R&D plans are dependent on the availability of working capital, and are able to be scaled back as required without penalty.

We know of no material trends in our capital resources, aside from the funds we expect will need to be raised in future offerings. We have focused our resources behind a plan to grow our data sales, where we have a technology advantage and higher margins. If we are successful in implementing our plan, we expect to return to a positive cash flow from operations. However, there is no assurance that we will be able to achieve this objective.

We know of no trends or demands reasonably likely to affect liquidity other than those listed under the section titled, “Risk Factors” in the Closing 8-K.

Known Trends or Uncertainties

We have seen some consolidation in the mobile applications industry during economic downturns. These consolidations have not had a negative effect on our total sales; however, should consolidations and downsizing in the industry continue to occur, those events could adversely impact our revenues and earnings going forward.

We believe that the need for improved productivity in the research and development activities directed toward developing new and enhanced PaaS applications will continue to result in SMBs utilizing our products and services. New product developments could result in increased revenues and earnings if they are accepted by our markets; however, there can be no assurances that new products will result in significant improvements to revenues or earnings. For competitive reasons, we do not disclose all of our new product development activities.

The potential for growth in new markets is uncertain. We will continue to explore these opportunities until such time as we either generate sales or determine that resources would be more efficiently used elsewhere.

Inflation

We have not been affected materially by inflation during the periods presented, and no material effect is expected in the near future.

Contractual Obligations and Commitments

We had no material contractual obligations as of December 31, 2020.

Critical Accounting Policies

For a description of our critical accounting policies, see Note 2 – “Summary of Significant Accounting Policies” of Notes to Financial Statements included elsewhere in this amended Current Report on Form 8-K/A as Exhibit 99.2 for more information.

Recently Issued or Newly Adopted Accounting Standards

For a description of our recently issued accounting pronouncements, see Note 2 – “Summary of Significant Accounting Policies” of Notes to Financial Statements included elsewhere in this amended Current Report on Form 8-K/A as Exhibit 99.2 for more information.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.